Exhibit 99.1

SciQuest Announces Third Quarter Financial Results

Posts Double Digit Year-Over-Year Revenue Growth

MORRISVILLE, N.C., Oct. 30, 2014 (GLOBE NEWSWIRE) -- SciQuest, Inc. (Nasdaq:SQI), a leading provider of cloud-based business automation solutions for spend management, today announced its financial results for the third quarter ended September 30, 2014.

"During the third quarter, we generated solid financial results that were at the high end of expectations. We also advanced operational priorities, including successfully transitioning more clients to our re-platformed supplier management and sourcing solutions as well as preparing for our latest release that will go live next weekend," said Stephen Wiehe, President and Chief Executive Officer of SciQuest. "We added 9 new customers across multiple verticals and cross-selling remained robust.

"We have been pleased with the results we’ve generated selling to mid-sized commercial prospects and believe that they represent a more significant opportunity than we previously anticipated. In order to better capture this opportunity, we are continuing to enhance our sales organization and tailor our marketing approach. We remain confident in our ability to deliver attractive long-term growth rates and profitability based on the strength of our broad suite of differentiated, modular technology that delivers a compelling ROI to a large and underpenetrated addressable market. Our expectations are further supported by healthy pipelines across the business, particularly in commercial, which continues to be our fastest growing market."

Third Quarter 2014 Results

SciQuest reported GAAP revenues of $25.7 million for the quarter ended September 30, 2014 compared to $22.5 million in the third quarter of 2013.

GAAP loss from operations in the third quarter of 2014 was $0.7 million compared to GAAP loss from operations of $1.8 million in the third quarter of 2013. GAAP net loss was $0.4 million in the third quarter of 2014 compared to GAAP net loss of $2.4 million in the same quarter in the prior year.

GAAP basic net loss per share was $0.02 in the third quarter of 2014 based on 27.5 million weighted average basic shares outstanding. GAAP basic net loss per share in the third quarter of 2013 was $0.10 based on 23.1 million weighted average basic shares outstanding.

Non-GAAP revenue(1) in the third quarter was $25.9 million, an increase of 10% from the prior year.

Non-GAAP income from operations(2) in the third quarter of 2014 was $3.2 million compared to non-GAAP income from operations(2) of $3.6 million in the third quarter of 2013. Non-GAAP net income(3) in the third quarter of 2014 was $2.0 million compared to non-GAAP net income(3) in the third quarter of 2013 of $2.2 million.

Non-GAAP diluted net income per share(3) was $0.07 in the third quarter of 2014 based on 27.8 million weighted average diluted shares outstanding. Based on 23.5 million weighted average diluted shares outstanding, non-GAAP diluted net income per share(3) in the third quarter of 2013 was $0.09.

Business Outlook

SciQuest is issuing the following guidance:

Fourth quarter 2014

•	GAAP revenues between $25.2 million and $25.6 million.
•	Per share results between GAAP basic net loss per share of breakeven and $0.01.
•	Weighted average basic shares outstanding of approximately 27.6 million.
•	Non-GAAP revenues(1) between $25.3 million and $25.7 million.
•	Non-GAAP diluted net income per share(3) between $0.06 and $0.07.
•	Weighted average diluted shares outstanding of approximately 27.9 million.

Full Year 2014

•	GAAP revenues between $101.6 million and $102.0 million.
•	GAAP diluted net loss per share between $0.01 and $0.02.
•	Weighted average basic shares outstanding of approximately 26.8 million.
•	Net cash provided by operating activities between $16.5 million and $18.5 million.
•

Capitalization of software development costs of approximately $5.2 million, purchase of property and equipment of approximately $4.3 million, acquisition related cash costs of $3.6 million and a positive source of cash from tenant improvement credits net of lease exit costs of $0.6 million.

•	Non-GAAP revenues(1) between $103.0 million and $103.4 million.
•	Non-GAAP diluted net income per share(3) between $0.29 and $0.30.
•	Weighted average diluted shares outstanding of approximately 27.0 million.
•	Adjusted free cash flow(4) between $10.0 million and $12.0 million.

A reconciliation of the most comparable GAAP financial measure to the non-GAAP measures used above is included with the financial tables at the end of this release.

ENDNOTES

1) Non-GAAP revenues exclude the purchase accounting deferred revenue adjustment.

2) Non-GAAP income from operations excludes the purchase accounting deferred revenue adjustment; stock-based compensation expense; acquisition related costs; headquarter relocation costs; and the amortization of (i) intangible assets and (ii) acquired software.

3) Non-GAAP net income and non-GAAP diluted net income per share exclude the purchase accounting deferred revenue adjustment; stock-based compensation expense; acquisition related costs; headquarter relocation costs; and the amortization of (i) intangible assets and (ii) acquired software. Non-GAAP net income includes the burden of the tax effect of these items.

4) Adjusted free cash flow is defined as net cash provided by operating activities plus acquisition-related costs, less (i) the purchase of property and equipment, (ii) capitalization of software development costs and (iii) tenant improvement credits net of lease exit costs.

Conference Call Information

What:	SciQuest's third quarter results conference call
When:	Thursday October 30, 2014
Time:	4:30 p.m. ET
Webcast:	http://investor.sciquest.com (live and replay)
Live Call:	(877) 407-8289, domestic
(201) 689-8341, international
Replay:	(877) 660-6853, domestic
(201) 612-7415, international

Live and replay conference ID code: 13593017

Non-GAAP Financial Measures

SciQuest provides all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, SciQuest presents non-GAAP financial measures in reporting its financial results to provide investors with additional tools to evaluate SciQuest's operating results in a manner that focuses on what SciQuest believes to be its ongoing business operations and what SciQuest uses to evaluate its ongoing operations and for internal planning and forecasting purposes. SciQuest's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SciQuest's management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes: (i) amortization of intangible assets and acquired software; (ii) stock-based compensation; (iii) purchase accounting deferred revenue adjustment; (iv) other significant items, such as acquisition related expenses and headquarter relation costs; and (v) the beneficial income tax effect of these items; and the non-GAAP measures that exclude such information in order to assess the performance of SciQuest's business and for planning and forecasting in subsequent periods. Whenever SciQuest uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure to the extent possible. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed herein.

About SciQuest

SciQuest (Nasdaq:SQI) is one of the leading pure-play providers of cloud-based business automation solutions for spend management – offering deep domain knowledge and a leading, customer-driven portfolio. SciQuest solutions enable greater visibility and compliance organization-wide to help you gain control, optimize efficiencies and reduce spend. These cloud-based solutions are easier to implement and proven to deliver measurable, sustainable value with SciQuest's high-touch support, analysis and automation. Learn more about our solutions and how we can help your organization turn spending into savings at http://www.sciquest.com.

To join the conversation, please visit our blog, The Open Kitchen at http://www.sciquest.com/blog or follow us on Twitter @SciQuest.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements include information concerning SciQuest's possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities, the effects of competition and other factors that could impact future performance. In particular, forward-looking statements include references to opportunities with mid-sized commercial prospects, references to delivery of attractive long-term growth rates and profitability and all statements in the "Business Outlook" section. Forward-looking statements consist of statements that are not historical facts and can be identified by terms such as, but not limited to, "accelerates", "anticipates," "believes," "could," "seeks," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Certain of these risks are discussed in "Part I, Item 1A, Risk Factors" and elsewhere in SciQuest's most recent Annual Report on Form 10-K and other reports, as filed with the United States Securities and Exchange Commission ("SEC"). In particular, we call your attention to the risk factors in our Annual Report on Form 10-K entitled "Our actual operating results may differ significantly from our guidance", "If we are unable to attract new customers, or if our existing customers do not purchase additional products or services, the growth of our business and cash flows will be adversely affected", "Our failure to sustain our historical renewal rates, pricing and terms of our customer contracts would adversely affect our operating results" and "We are subject to a lengthy sales cycle and delays or failures to complete sales may harm our business and result in slower growth." The company's SEC reports are available free of charge on the SEC's website at http://www.sec.gov or on the company's website at www.sciquest.com. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Also, forward-looking statements represent management's beliefs and assumptions only as of the date of this release. Except as required by law, SciQuest assumes no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

###

SQI-F

SCIQUEST, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands except per share amounts)

	As of September 30,	As of December 31,
	2014	2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$ 46,850	$ 19,117
Short-term investments	77,360	15,105
Accounts receivable, net	8,652	12,987
Prepaid expenses and other current assets	2,880	3,268
Deferred tax asset	324	290
Total current assets	136,066	50,767
Property and equipment, net	13,054	10,028
Goodwill	64,290	65,280
Intangible assets, net	25,283	29,490
Deferred commissions	5,980	6,701
Deferred tax asset, less current portion	11,592	10,885
Other	263	294
Total assets	$ 256,528	$ 173,445
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$ 158	$ 741
Accrued liabilities	10,256	13,765
Deferred revenues	55,709	57,417
Total current liabilities	66,123	71,923
Deferred revenues, less current portion	10,610	13,343
Stockholders' equity:
Common stock, $0.001 par value; 50,000 shares authorized; 27,520 and 23,811 shares issued and outstanding as of September 30, 2014 and December 31, 2013, respectively	28	24
Additional paid-in capital	201,886	108,864
Accumulated other comprehensive loss	(2,374)	(1,401)
Accumulated deficit	(19,745)	(19,308)
Total stockholders' equity	179,795	88,179
Total liabilities and stockholders' equity	$ 256,528	$ 173,445

SCIQUEST, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(unaudited)		(unaudited)

Revenues	$ 25,670	$ 22,513	$ 76,364	$ 64,383
Cost of revenues (1)(2)	7,854	6,759	23,400	19,942
Gross profit	17,816	15,754	52,964	44,441
Operating expenses: (1)
Research and development	7,146	7,132	21,261	20,525
Sales and marketing	6,208	6,334	19,409	17,064
General and administrative	4,348	3,462	10,791	9,446
Amortization of intangible assets	795	602	2,395	1,545
Total operating expenses	18,497	17,530	53,856	48,580
Loss from operations	(681)	(1,776)	(892)	(4,139)
Other income (expense), net:
Interest income	124	10	182	50
Other (expense) income, net	(37)	(13)	(48)	(58)
Total other income (expense), net	87	(3)	134	(8)
Loss before income taxes	(594)	(1,779)	(758)	(4,147)
Income tax benefit (expense)	164	(603)	321	633
Net loss	$ (430)	$ (2,382)	$ (437)	$ (3,514)

Other comprehensive loss:
Foreign currency translation adjustments	(898)	426	(973)	(606)
Comprehensive loss	$ (1,328)	$ (1,956)	$ (1,410)	$ (4,120)

Net loss per share
Basic	$ (0.02)	$ (0.10)	$ (0.02)	$ (0.15)
Diluted	$ (0.02)	$ (0.10)	$ (0.02)	$ (0.15)

Weighted average shares outstanding used in computing per share amounts
Basic	27,514	23,068	26,295	22,803
Diluted	27,514	23,068	26,295	22,803

(1) Amounts include stock-based compensation expense, as follows:
	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(unaudited)		(unaudited)
Cost of revenues	$ 187	$ 124	$ 533	$ 368
Research and development	201	442	582	1,288
Sales and marketing	338	533	1,112	1,415
General and administrative	852	717	2,445	2,031
	$ 1,578	$ 1,816	$ 4,672	$ 5,102

(2) Cost of revenues includes amortization of capitalized software development costs of:

Amortization of capitalized software development costs:	$ 791	$ 466	$ 2,022	$ 1,287
Amortization of acquired software:	519	402	1,558	1,052
	$ 1,310	$ 868	$ 3,580	$ 2,339

SCIQUEST, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine Months Ended September 30,
	2014	2013
	(unaudited)
Cash flows from operating activities
Net loss	$ (437)	$ (3,514)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	7,954	5,460
Loss on disposal of fixed assets	430	--
Stock-based compensation expense	4,672	5,102
Deferred taxes	(457)	(676)
Changes in operating assets and liabilities:
Accounts receivable	4,293	2,709
Prepaid expense and other current assets	379	(469)
Deferred commissions and other assets	753	785
Accounts payable	(582)	(1,631)
Accrued liabilities	(3,769)	1,093
Deferred revenues	(4,328)	470
Net cash provided by operating activities	8,908	9,329
Cash flows from investing activities
Business acquisition, net of cash acquired	--	(25,533)
Addition of capitalized software development costs	(4,231)	(2,942)
Purchase of property and equipment	(3,304)	(1,841)
Purchase of short-term investments	(92,735)	(23,525)
Maturities of short-term investments	30,480	38,035
Net cash used in investing activities	(69,790)	(15,806)
Cash flows from financing activities
Proceeds from public offering, net of underwriting discount	87,673	--
Public offering costs	(240)	--
Proceeds from exercise of common stock options	452	1,608
Proceeds from employee stock purchase plan activity	766	760
Net cash provided by financing activities	88,651	2,368
Effect of exchange rate change on cash and cash equivalents	(36)	(39)
Net increase (decrease) in cash and cash equivalents	27,733	(4,148)
Cash and cash equivalents at beginning of the period	19,117	15,606
Cash and cash equivalents at end of the period	$ 46,850	$ 11,458

RECONCILIATION DATA
(UNAUDITED)
(in thousands except per share amounts)

Reconciliation of Net Loss to Non-GAAP Net Income:	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net loss	$ (430)	$ (2,382)	$ (437)	$ (3,514)
Purchase accounting deferred revenue adjustment	186	950	1,311	2,435
Amortization of intangible assets	795	602	2,395	1,545
Amortization of acquired software	519	402	1,558	1,052
Stock-based compensation	1,578	1,816	4,672	5,102
Headquarter relocation costs	830	--	830	--
Acquisition related costs	--	1,631	--	4,031
Tax effect of adjustments	(1,454)	(807)	(4,217)	(4,533)
Non-GAAP net income	$ 2,024	$ 2,212	$ 6,112	$ 6,118

Non-GAAP net income per share:
Basic	$ 0.07	$ 0.10	$ 0.23	$ 0.27
Diluted	$ 0.07	$ 0.09	$ 0.23	$ 0.26

Weighted average shares outstanding used in computing per share amounts:
Basic	27,514	23,068	26,295	22,803
Diluted	27,778	23,516	26,731	23,249

Reconciliation of Loss from Operations to Non-GAAP Income from Operations:	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Loss from operations	$ (681)	$ (1,776)	$ (892)	$ (4,139)
Purchase accounting deferred revenue adjustment	186	950	1,311	2,435
Amortization of intangible assets	795	602	2,395	1,545
Amortization of acquired software	519	402	1,558	1,052
Stock-based compensation	1,578	1,816	4,672	5,102
Headquarter relocation costs	830	--	830	--
Acquisition related costs	--	1,631	--	4,031
Non-GAAP income from operations	$ 3,227	$ 3,625	$ 9,874	$ 10,026

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Operating expenses	$ 18,497	$ 17,530	$ 53,856	$ 48,580
Amortization of intangible assets	(795)	(602)	(2,395)	(1,545)
Stock-based compensation	(1,391)	(1,692)	(4,139)	(4,734)
Headquarter relocation costs	(830)	--	(830)	--
Acquisition related costs	--	(1,631)	--	(4,031)
Non-GAAP operating expenses	$ 15,481	$ 13,605	$ 46,492	$ 38,270

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow:	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net cash provided by operating activities	$ 12,013	$ 6,393	$ 8,908	$ 9,329
Purchase of property and equipment	(1,745)	(175)	(3,304)	(1,841)
Capitalization of software development costs	(1,479)	(946)	(4,231)	(2,942)
Free cash flow	8,789	5,272	1,373	4,546
Acquisition related costs	--	56	3,600	2,456
Headquarter relocation costs	(568)	--	(568)	--
Adjusted free cash flow	$ 8,221	$ 5,328	$ 4,405	$ 7,002

RECONCILIATION DATA
(UNAUDITED)
(in thousands)

Reconciliation of Revenues to Non-GAAP Revenues:	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenues	$ 25,670	$ 22,513	$ 76,364	$ 64,383
Purchase accounting deferred revenue adjustment	186	950	1,311	2,435
Non-GAAP Revenues	$ 25,856	$ 23,463	$ 77,675	$ 66,818

Reconciliation of Cost of Revenues to Non-GAAP Cost of Revenues:	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Cost of revenues	$ 7,854	$ 6,759	$ 23,400	$ 19,942
Amortization of acquired software	(519)	(402)	(1,558)	(1,052)
Stock-based compensation	(187)	(124)	(533)	(368)
Non-GAAP Cost of revenues	$ 7,148	$ 6,233	$ 21,309	$ 18,522

Reconciliation of Research and Development to Non-GAAP Research and Development:	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Research and development	$ 7,146	$ 7,132	$ 21,261	$ 20,525
Stock-based compensation	(201)	(442)	(582)	(1,288)
Acquisition related costs	--	(600)	--	(1,800)
Non-GAAP Research and development	$ 6,945	$ 6,090	$ 20,679	$ 17,437

Reconciliation of Sales and Marketing to Non-GAAP Sales and Marketing:	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Sales and marketing	$ 6,208	$ 6,334	$ 19,409	$ 17,064
Stock-based compensation	(338)	(533)	(1,112)	(1,415)
Acquisition related costs	--	(600)	--	(1,800)
Non-GAAP Sales and marketing	$ 5,870	$ 5,201	$ 18,297	$ 13,849

Reconciliation of General and Administrative to Non-GAAP General and Administrative:	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
General and administrative	$ 4,348	$ 3,462	$ 10,791	$ 9,446

Stock-based compensation	(852)	(717)	(2,445)	(2,031)
Acquisition related costs	--	(431)	--	(431)
Headquarter relocation costs	(830)	--	(830)	--
Non-GAAP General and administrative	$ 2,666	$ 2,314	$ 7,516	$ 6,984

Reconciliation of Amortization of Intangible Assets to Non-GAAP Amortization of Intangible Assets:	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Amortization of intangible assets	$ 795	$ 602	$ 2,395	$ 1,545
Amortization of intangible assets	(795)	(602)	(2,395)	(1,545)
Non-GAAP Amortization of intangible assets	$ --	$ --	$ --	$ --

RECONCILIATION DATA
(UNAUDITED)
(in thousands except per share amounts)

Reconciliation of Revenue Outlook to Non-GAAP Revenue Outlook:	Three Months Ended December 30, 2014		Twelve Months Ended December 31, 2014
	Low end of Range	High end of Range	Low end of Range	High end of Range
Revenues	$ 25,200	$ 25,600	$ 101,600	$ 102,000
Purchase accounting deferred revenue adjustment	100	100	1,400	1,400
Non-GAAP revenues	$ 25,300	$ 25,700	$ 103,000	$ 103,400

Reconciliation of (Loss) Earnings per Share Outlook to Non-GAAP Earnings per Share Outlook:	Three Months Ended December 30, 2014		Twelve Months Ended December 31, 2014
	Low end of Range	High end of Range	Low end of Range	High end of Range
Loss per Share	$ (0.01)	$ (0.00)	$ (0.02)	$ (0.01)
Purchase accounting deferred revenue adjustment per share	0.00	0.00	0.05	0.05
Amortization of intangible assets per share and acquired software per share	0.05	0.05	0.19	0.19
Stock-based compensation per share	0.06	0.06	0.24	0.24
Headquarter relocation costs per share	0.00	0.00	0.03	0.03
Tax effect of adjustments per share	(0.04)	(0.04)	(0.20)	(0.20)
Non-GAAP earnings per share	$ 0.06	$ 0.07	$ 0.29	$ 0.30

Reconciliation of Net Cash Provided by Operating Activities Outlook to Adjusted Free Cash Flow Outlook:			Twelve Months Ended December 31, 2014
			Low end of Range	High end of Range
Net cash provided by operating activities			$ 16,500	$ 18,500
Capitalization of software development costs			(5,200)	(5,200)
Purchase of property and equipment			(4,300)	(4,300)
Acquisition related costs			3,600	3,600
Headquarter relocation costs			(600)	(600)
Adjusted free cash flow			$ 10,000	$ 12,000

CONTACT:

SciQuest Media contact:

         SciQuest, Inc.

         Roberta Patterson, 919-659-2230

         rpatterson@SciQuest.com

         fama PR for SciQuest

         Dan Gaffney, 617-986-5036

         sciquest@famapr.com

         SciQuest Investor contact:

         Jamie Andelman

         SciQuest, Inc.

         919-659-2322

         jandelman@sciquest.com

SciQuest Media contact:

SciQuest, Inc.

Roberta Patterson, 919-659-2230

rpatterson@SciQuest.com

fama PR for SciQuest

Dan Gaffney, 617-986-5036

sciquest@famapr.com

SciQuest Investor contact:

Jamie Andelman

SciQuest, Inc.

919-659-2322

jandelman@sciquest.com